UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21687

Fiduciary/Claymore Dynamic Equity Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

2455 Corporate West Drive, Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

November 30, 2007

Fiduciary/Claymore Dynamic Equity Fund

HCE

FIDUCIARY ASSET MANAGEMENT

CLAYMORE®

www.fiduciaryclaymore.com

... your path to the LATEST,

most up-to-date INFORMATION about the

Fiduciary/Claymore Dynamic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.fiduciaryclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Fiduciary Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dear Shareholder |

We are pleased to submit the annual shareholder report for the Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) for the Fund’s fiscal year ended November 30, 2007. As you may know the Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. Fiduciary Asset Management, LLC (“Fiduciary”), the Fund’s sub-adviser, seeks to achieve that objective by investing in a diversified portfolio of equity securities and employing a strategy of writing (selling) covered call options on a substantial portion of the securities in the Fund’s portfolio.

Fiduciary manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2007, Fiduciary managed or supervised approximately $18.2 billion in assets.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ended November 30, 2007, the Fund returned 12.87% on an NAV basis and -0.55% on a market price basis. The lower market price return relative to NAV return reflects a market price as of November 30, 2007, that was significantly below NAV. On November 30, 2007, the Fund’s market price closed at $17.08, which represented a discount of 14.47% to the NAV of $19.97. Since its inception on April 29, 2005, the Fund has produced an average annual total return of 10.62% based on net asset value and 2.70% based on market price. We believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices below the value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 21 of the Fund’s annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund’s most recent quarterly dividend of $0.425, declared on November 1, 2007, represents an annualized distribution rate of 9.95%, based on the Fund’s closing market price of $17.08 on November 30, 2007.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 4. You’ll find information on Fiduciary’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.fiduciaryclaymore.com.

Sincerely,

Nicholas Dalmaso
Fiduciary/Claymore Dynamic Equity Fund

Annual Report | November 30, 2007 | 3

HCE | Fiduciary/Claymore Dynamic Equity Fund

Questions & Answers |

The Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) is managed by Fiduciary Asset Management, LLC (“Fiduciary”). In the following interview, Portfolio Co-Managers Mohammed Riad and K. Timothy Swanson, CFA, discuss the economic and market environment, the structure of the portfolio and how the Fund performed during the 12-month period ended November 30, 2007.

Will you remind us of this Fund’s objectives and how you pursue them?

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. We seek to achieve the Fund’s investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of the securities in the portfolio.

Under normal market conditions, we invest at least 80% of total assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers traded on U.S. securities exchanges and write covered call options on a substantial portion of the equity securities in the Fund’s portfolio. The extent of option writing activity depends upon market conditions and our assessment of the attractiveness of writing call options. We seek to produce a high level of current income and current gains primarily from the option premiums received from writing call options and from dividends on the equity securities in the portfolio and, to a lesser extent, capital appreciation in the value of equity securities underlying the covered call options. Writing covered call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation. Based on our dynamic option strategy and our evaluation of market conditions, we may write covered call options on varying percentages of the Fund’s common stock holdings and with varying option strike prices in relation to the market value of the underlying common stock, as long as the overall portfolio remains substantially covered per the prospectus.

How do you select securities for the Fund?

Our stock selection process begins with a top-down approach, meaning we closely analyze macroeconomic and market factors to determine where we are in the current economic or market cycle. Some of the information we study includes interest rates, fiscal and monetary policy, inflation, the strength of the U.S. dollar relative to other currencies, and corporate profits. Our research directs us to the industries that, in our opinion, provide the best near-term opportunity given the market cycle. Our findings are also a key determinant in how we employ our options strategies at any given time.

After identifying industries in which we want to invest, we look for companies that we feel are leaders in their respective markets with what we believe to be clean balance sheets, growing cash flow potential and a record of growth. We use a proprietary quantitative screening process that seeks to identify companies that are not only strong today, but are forecasting better earnings and cash flows in the future. After candidates are identified, we conduct fundamental company research and analysis to help confirm our decisions regarding the stocks. Our fundamental research considers data provided by Wall Street analysts, but not their opinions. Generally, we don’t speak directly with company management because we believe their views are subjective and often guarded, and therefore not helpful with our analyses. Our top-down process typically leads us to a portfolio that is diversified across market sectors and individual securities.

Our sell discipline is an important element of our top-down investment discipline. Although some industries can prosper throughout the stages of an economic cycle, many will not. Considering that, we will sell a stock even if the company’s fundamentals appear to be strong, if our research suggests that the industry or market sector no longer looks attractive relative to other opportunities. This means that much of the portfolio will change as we move through an economic cycle. This is a point of differentiation for Fiduciary, in contrast to managers who buy and hold stocks based on fundamentals alone, regardless of the economic cycle. We believe that the economy, in addition to operating fundamentals, should be considered when deciding whether to shift out of a security. We regularly monitor the portfolio in order to make sure that the Fund’s stocks validate the findings of our top-down research. We believe that remaining true to our top-down discipline is critical to the long-term success of the Fund.

Please tell us about the economic and market environment over the last 12 months and how you have positioned the Fund for this environment.

By late 2006, after a lengthy period of above-trend growth and several tightening actions by the Federal Reserve Board (the “Fed”), we believed that the rate of growth in the economy as a whole and in corporate profits was likely to slow, and we positioned the portfolio accordingly.

As 2007 progressed, what began as a correction in the housing market accelerated into a crisis in the subprime mortgage market with implications for the entire economy. By mid-summer, there had been a pronounced change in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions, and an increasingly volatile equity market. By the end of November, conditions had improved somewhat, but questions remained about the eventual impact of the subprime mortgage crisis on world markets and especially on financial institutions.

Despite these negative influences, consumer spending has held up reasonably well, labor and unemployment trends remain fairly positive, and wage-based income remains solid. Business investment is still growing and corporate earnings trends remain fairly positive. Net exports, supported by economic growth abroad and

4 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

the weak dollar, continue to contribute to growth in the U.S., cushioning the impact of the housing correction. Beginning in September, the Fed reduced interest rates three times, as it strived to strike a balance between providing needed support for financial markets and keeping inflation at a moderate level.

Despite these issues, trends in the U.S. equity market were generally positive during the 12 months ended November 2007, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March. Markets generally rose through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the Federal Reserve’s mid-September interest rate reduction. Volatility increased in October and November, as markets responded to further bad news about the potential impact of the sub-prime mortgage crisis.

The Standard & Poor’s 500 Index (“S&P 500”), which is generally regarded as a good indicator of the broad stock market, returned 7.72% for the period. Large-cap stocks performed better than small-cap stocks, as investors became more risk-averse, and growth stocks performed significantly better than value stocks. The strongest industry sectors within the S&P 500 were energy, materials and utilities, all of which had returns above 20%. Sectors with negative returns were financials and consumer discretionary.

Anticipating slowing economic growth in the U.S., we positioned the portfolio with an emphasis on financially sound large-cap stocks. That bias detracted from performance in 2006, but it helped in 2007, as large-cap outperformed small-cap. We have maintained large overweights in information technology and industrials and an even weight in materials. These weights were balanced by an underweight in financials, and that was positive for performance, particularly the decision to sell some financial holdings in advance of the July sell-off in the group.

A major theme of our stock selection has been significant international exposure, since many world economies are experiencing more rapid growth than the U.S. We have placed particular emphasis on companies that benefit from international growth in infrastructure. Also, we believe that exposure to international markets will be positive in the event of a slowdown in the U.S. economy.

How did the Fund perform during this period?

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the 12-month period ending November 30, 2007, the Fund returned -0.55% on a market price basis. On an NAV basis, the return was 12.87%. By comparison, the S&P 500 returned 7.72%, and the CBOE Buy Write Index (“BXM”) returned 5.54%.

The market price return relative to NAV return reflects a market price as of November 30, 2007, that was significantly below NAV. The Fund’s shares closed November at $17.08, representing a 14.47% discount to its NAV of $19.97. At the end of the Fund’s last fiscal year, November 30, 2006, the Fund’s NAV was $19.29 versus a share price of $18.83, representing a market price discount of 2.4%.

As most investors may know, the market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. We strongly believe that the Fund’s recent market price weakness is inconsistent with the fundamentals of the underlying investments in the portfolio and the Fund’s strong performance history. The current weakness in the Fund’s share price may reflect investors’ tendency to react to market momentum rather than considering relative strength or weakness in the underlying securities in a specific closed-end fund.

The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We are confident that, over the long term, the progress of the NAV will be reflected in the return to shareholders.

Which investment decisions most helped the Fund’s performance?

We believe that the key to achieving attractive returns with a covered call strategy is the construction of a good underlying portfolio. Over the last year, performance benefited from good sector and industry selection, positive stock selection, and also good strategic and tactical decisions on the options overlay.

The sectors that added the most to positive performance were industrials, consumer discretionary and information technology. In industrials the focus is on companies with a global exposure and those that fit with our theme of infrastructure investment, such as aerospace, mining and agriculture. This global infrastructure theme has worked out very well over the last several years. Among the industrials that performed especially well were Honeywell International Inc. (2.5% of long-term investments), a supplier to the aerospace industry; Emerson Electric Co. (2.5% of long-term investments), which supplies product technology and engineering services; Caterpillar Inc. (1.4% of long-term investments), where earnings are being driven by global demand for mining equipment; Deere & Company (1.2% of long-term investments), which is benefiting from the boom in agriculture. Other holdings that fit with this infrastructure theme are Monsanto Company (2.0% of long-term investments) and Freeport-McMoRan Copper & Gold Inc. (not held in the portfolio at period end), both in the materials sector.

The strong performance in the consumer discretionary sector was concentrated in a few positions, most notably MGM Mirage (1.0% of long-term investments). What makes MGM especially interesting is explosive growth in international gambling venues in places such as Macau, Dubai and Singapore. We believe that this growth, though impressive to date, is still in its infancy, and that the stock may appreciate significantly in the next few years. Other positives in the consumer discretionary sector were McDonald’s Corp. and Nike, Inc. (1.9% and 2.1% of long-term investments, respectively).

Annual Report | November 30, 2007 | 5

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

Performance of the Fund’s significant position in information technology was also strong. We are especially interested in the large data streams moving between consumers and content providers. The most obvious example of this trend is Apple Inc. (1.5% of long-term investments) with iTunes and now iPhone, which did very well over this period. Another positive in information technology was EMC Corp. (2.6% of long-term investments), which makes storage devices.

Which holdings hurt performance?

Our exposure to the homebuilding industry, which is a subset of the consumer discretionary sector, was the main negative. Early in the year, we believed that stocks such as Lennar Corporation (not held in the portfolio at period end) and Centex Corporation (not held in the portfolio at period end) appeared to offer good value. But these companies’ earnings dropped much more than we had anticipated, and both have been eliminated from the portfolio.

Also in the consumer discretionary sector, positions in retailers including Nordstrom, Inc. (1.0% of long-term investments) and Best Buy Co., Inc. (2.0% of long-term investments) detracted from performance, as these stocks weakened on concerns about consumer spending.

Please explain the Fund’s covered call program and hedging strategies and how they affected performance.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. We employ an actively managed options overlay to help us meet our distribution goal of an annualized 8.5% of the Fund’s initial public offering price. The first objective of the Fund’s covered call program is to make sure that the premiums earned on calls sold will contribute significantly to the Fund’s distribution goal. The option strategy also has the potential to help the Fund capture as much upside potential as possible in a market that is moving upward and to protect on the downside in a downward trending market.

Throughout the year, the Fund’s performance benefited from some good strategic and tactical decisions on the option overlay, with regard to both individual equities and industry sectors. This was a period of significant volatility in equity markets, and that volatility created significant opportunity to benefit from various option strategies. At times during 2007, the VIX Index (the ticker symbol for the Chicago Board Options Exchange Volatility Index, a popular measure of the implied volatility of S&P 500 options) increased to levels not seen since 2001. At times during the year when we were concerned about the market or about specific sectors, we bought index puts for protection or collared the portfolio by simultaneously purchasing protective index puts and writing index calls.

In this Fund we also have the flexibility to vary our hedge ratio. In sectors that we believe will perform well, we want to have more of the portfolio unhedged. In more volatile or downward trending markets, we want to be 100% hedged for downside protection. During the sell-off experienced in the summer months performance benefited from the fact that the portfolio was fully hedged. After the market dropped, we eliminated the hedge in order to capture the rebound, and that enabled the Fund to benefit more from the rebound.

One way to evaluate our covered call strategy is to compare it with the BXM, a covered call index. This is an index that theoretically purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions. BXM does quite well in a flat market or down market but typically does not do as well in a strong equity market, similar to most covered call strategies. Over the last six months, the BXM produced a return of 5.54%, versus the 7.72% return of the S&P 500.

What is a covered call?

A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this predetermined date, the option and its corresponding rights expire. A covered call is when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge – to limit losses by obtaining premium income from the sale of calls, while still maintaining upside potential.

Do you anticipate any changes in the investment strategies used by the Fund in the coming months?

The Fund’s offering documents authorize the use of financial leverage, but at the time of the offering, management chose not to utilize it. In current economic conditions, opportunistic use of financial leverage, most likely through the use of a line of credit, may benefit the Fund. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and/or potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio. The Fund may implement and utilize financial leverage in the future.

What is your current outlook for the markets and the Fund?

Correctly anticipating a slowdown in economic growth, we positioned the Fund for the scenario we have seen in the last few months. Performance has benefited from favorable positioning with regard to sectors, from an emphasis on international infrastructure, and from favorable positioning of our options strategy.

Although the Fed has reduced short-term interest rates three times since September, we believe more cuts will be needed to stimulate the economy, which has had trailing four-quarter real

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HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

growth rates below 2.0% in four out of the last five quarters. We view the current Federal Funds rate of 4.25% as still high in relation to the recent rate of real growth in the U.S. economy.

Continued weakness in the U.S. dollar has caused some observers to worry about another round of inflation pressures, which could cause the Fed to hesitate to provide stimulus. We doubt the dollar’s strength or weakness will play a meaningful role in determining monetary policy since most of the inflationary pressure has been in food and energy.

While we prefer a stable dollar, a weaker dollar provides a relative price advantage to exporters. Consequently, we continue to favor companies that derive a large proportion of sales outside the U.S. We also like companies that can participate in the extraordinary growth in the Far East, particularly in China and India. We may add to our weight in financial stocks, assuming the Fed pursues an easing monetary policy. We expect to continue pursuing a growth-oriented strategy, as we consider growth stocks to appear attractive relative to value.

HCE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option.

Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). See “Taxation.” In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed end funds often trade at a discount to their net asset values, and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Foreign Securities Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Some U.S. dollar-denominated securities may have exposure to foreign risks.

Annual Report | November 30, 2007 | 7

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Summary | As of November 30, 2007

Fund Statistics

Share Price	$17.08
Common Share Net Asset Value	$19.97
Premium/(Discount) to NAV	-14.47%
Net Assets ($ 000)	$113,916

Total Returns

(Inception 4/29/05)	Market	NAV
Six Months	6.57%	5.51%
One Year	-0.55%	12.87%
Since Inception (average annual)	2.70%	10.62%

Sector Breakdown

% of Long- Term Investments
Information Technology	21.8%
Industrials	17.8%
Financials	15.9%
Consumer Discretionary	11.7%
Consumer Staples	9.3%
Health Care	7.1%
Energy	7.0%
Investment Companies	4.2%
Telecommunication Services	3.2%
Materials	2.0%

Top Ten Issuers

% of Long-Term Investments
Lehman Brothers Holdings, Inc.	3.4%
Pharmaceutical HOLDRs Trust	3.1%
Chevron Corp.	2.9%
Wells Fargo & Co.	2.9%
Goldman Sachs Group, Inc.	2.7%
General Electric Co.	2.7%
EMC Corp.	2.6%
JPMorgan Chase & Co.	2.6%
Emerson Electric Co.	2.5%
Honeywell International, Inc.	2.5%

Past performance is not a guarantee of future results. All portfolio data is subject to change daily.

8 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Portfolio of Investments | November 30, 2007

Number of Shares		Value
	Long-Term Investments – 98.1%
	Common Stocks – 94.0%
	Consumer Discretionary – 11.4%
10,800	Amazon.Com, Inc. (a)	$978,048
43,300	Best Buy Co., Inc.	2,210,465
35,700	McDonald’s Corp.	2,087,379
10,200	MGM Mirage (a)	882,300
35,800	Nike, Inc. – Class B	2,350,270
29,900	Nordstrom, Inc.	1,002,846
27,300	Target Corp.	1,639,638
56,800	Walt Disney Co. (The)	1,882,920

		13,033,866

	Consumer Staples – 9.2%
24,900	Altria Group, Inc.	1,931,244
28,300	Anheuser-Busch Cos., Inc.	1,491,976
15,000	Coca-Cola Co. (The)	931,500
47,700	CVS Caremark Corp.	1,912,293
23,400	PepsiCo, Inc.	1,806,012
31,900	Procter & Gamble Co.	2,360,600

		10,433,625

	Energy – 6.9%
36,700	Chevron Corp.	3,221,159
121,200	El Paso Corp.	1,948,896
8,900	Schlumberger Ltd. (Netherlands)	831,705
53,600	Williams Cos., Inc.	1,860,456

		7,862,216

	Financials – 15.6%
24,400	American International Group, Inc.	1,418,372
42,800	Bank of America Corp.	1,974,364
13,400	Goldman Sachs Group, Inc.	3,036,976
63,000	JPMorgan Chase & Co.	2,874,060
60,100	Lehman Brothers Holdings, Inc.	3,764,063
35,400	Wachovia Corp.	1,522,200
98,400	Wells Fargo & Co.	3,191,112

		17,781,147

	Health Care – 7.0%
22,050	Coventry Health Care, Inc. (a)	1,276,254
21,200	Genentech, Inc. (a)	1,616,500
47,400	Gilead Sciences, Inc. (a)	2,205,996
77,500	Pfizer, Inc.	1,841,400
15,800	Zimmer Holdings, Inc. (a)	1,022,734

		7,962,884

	Industrials – 17.4%
18,000	Boeing Co.	1,665,720
22,000	Caterpillar, Inc.	1,581,800
7,800	Deere & Co.	1,340,040
49,600	Emerson Electric Co.	2,828,192
77,700	General Electric Co.	2,975,133
49,100	Honeywell International, Inc.	2,780,042
45,000	Joy Global, Inc.	2,610,000
28,000	Rockwell Collins, Inc.	2,019,360
27,600	United Technologies Corp.	2,063,652

		19,863,939

	Information Technology – 21.4%
51,000	Adobe Systems, Inc. (a)	2,149,140
62,800	Amdocs Ltd. (a) (Channel Islands)	2,078,052
9,300	Apple Computer, Inc. (a)	1,694,646
98,100	Cisco Systems, Inc. (a)	2,748,762
50,000	Corning, Inc.	1,214,500
64,000	eBay, Inc. (a)	2,145,920
150,400	EMC Corp. (a)	2,898,208
2,000	Google, Inc. – Class A (a)	1,386,000
38,200	Hewlett-Packard Co.	1,954,312
89,200	Intel Corp.	2,326,336
78,400	Microsoft Corp.	2,634,240
27,800	Qualcomm, Inc.	1,133,684

		24,363,800

	Materials – 1.9%
22,200	Monsanto Co.	2,206,014

	Telecommunication Services – 3.2%
71,800	AT&T, Inc.	2,743,478
19,600	Verizon Communications, Inc.	846,916

		3,590,394

	Total Common Stock – 94.0% (Cost $104,217,653)	107,097,885

	Investment Companies – 4.1%
7,100	Oil Service HOLDRs Trust	1,250,665
41,900	Pharmaceutical HOLDRs Trust	3,463,035

	(Cost $4,774,575)	4,713,700

	Total Long-Term Investments – 98.1% (Cost $108,992,228)	111,811,585

	Short-Term Investments – 3.0%
	Money Market Fund – 3.0%
3,374,728	Fidelity Treasury Money Market (Cost $3,374,728)	3,374,728

See notes to financial statements.

Annual Report | November 30, 2007 | 9

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Purchased (a)	Expiration Date	Exercise Price	Value
	Call Options Purchased – 4.0%
200	DIAMONDS Trust Series I	January 17, 2009	$80.00	$1,104,000
300	iShares Russell 2000 Index Fund	January 17, 2009	50.00	872,250
700	Financial Select Sector SPDR Fund	January 17, 2009	20.00	819,000
500	Financial Select Sector SPDR Fund	January 17, 2009	25.00	392,500
200	SPDR Trust Series 1	December 19, 2009	80.00	1,402,000

	Total Call Options Purchased (Cost $5,202,300)			4,589,750

	Total Investments – 105.1% (Cost $117,569,256)			119,776,063
	Liabilities in excess of Other Assets – (2.7%)			(3,129,349)
	Total Options Written – (2.4%)			(2,730,713)

	Net Assets – 100.0%			$113,916,001

(a)	Non-income producing security.

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Date	Exercise Price	Value
164	Adobe Systems, Inc.	December 22, 2007	$42.50	$22,140
170	Adobe Systems, Inc.	December 22, 2007	45.00	7,225
174	Altria Group, Inc.	December 22, 2007	75.00	55,245
75	Amazon.Com, Inc.	January 19, 2008	90.00	47,250
175	American International Group, Inc.	January 19, 2008	60.00	43,313
179	Anheuser-Busch Cos., Inc.	December 22, 2007	50.00	55,490
93	Apple, Inc.	December 22, 2007	195.00	25,901
110	AT&T, Inc.	December 22, 2007	37.50	17,050
518	AT&T, Inc.	December 22, 2007	42.50	5,180
356	Bank of America Corp.	December 22, 2007	47.50	16,020
120	Best Buy Co., Inc.	January 19, 2008	50.00	37,200
143	Best Buy Co., Inc.	December 22, 2007	50.00	34,678
100	Boeing Co.	January 19, 2008	95.00	26,250
129	Caterpillar, Inc.	January 19, 2008	75.00	21,801
128	Chevron Corp.	December 22, 2007	85.00	52,480
205	Chevron Corp.	December 22, 2007	90.00	26,650
290	Cisco Systems, Inc.	January 19, 2008	30.00	19,575
401	Cisco Systems, Inc.	December 22, 2007	30.00	10,226
150	Coca-Cola Co. (The)	January 19, 2008	65.00	9,750
500	Corning, Inc.	December 22, 2007	25.00	25,000
117	Coventry Health Care, Inc.	January 19, 2008	60.00	16,088
103	Coventry Health Care, Inc.	December 22, 2007	60.00	5,665
477	CVS Caremark Corp.	December 22, 2007	42.50	8,347
16	Deere & Co.	January 19, 2008	170.00	17,760
200	DIAMONDS Trust Series I	December 22, 2007	132.00	80,500
306	eBay, Inc.	January 19, 2008	35.00	41,310
110	eBay, Inc.	December 22, 2007	32.50	19,800
345	El Paso Corp.	December 22, 2007	17.00	4,312
484	El Paso Corp.	December 22, 2007	18.00	2,420
438	EMC Corp.	January 19, 2008	20.00	44,895
375	EMC Corp.	December 22, 2007	20.00	21,562
329	Emerson Electric Co.	December 22, 2007	60.00	17,272
110	Emerson Electric Co.	January 19, 2008	60.00	14,850
500	Financial Select Sector SPDR Fund	January 19, 2008	30.00	109,000
700	Financial Select Sector SPDR Fund	January 19, 2008	32.00	72,450
177	Genentech, Inc.	December 22, 2007	80.00	11,062
777	General Electric Co.	December 22, 2007	42.50	2,331
356	Gilead Sciences, Inc.	December 22, 2007	47.50	35,600
77	Goldman Sachs Group, Inc.	December 22, 2007	230.00	73,535
29	Goldman Sachs Group, Inc.	December 22, 2007	250.00	8,265
10	Google, Inc.	December 22, 2007	690.00	26,750
5	Google, Inc.	December 22, 2007	700.00	10,850

See notes to financial statements.

10 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written (a)	Expiration Date	Exercise Price	Value
109	Hewlett-Packard Co.	December 22, 2007	$50.00	$21,800
165	Hewlett-Packard Co.	December 22, 2007	52.50	11,550
441	Honeywell International, Inc.	January 19, 2008	60.00	44,100
50	Honeywell International, Inc.	December 22, 2007	60.00	1,875
667	Intel Corp.	January 19, 2008	27.50	42,688
197	Intel Corp.	December 22, 2007	25.00	27,087
300	iShares Russell 2000 Index Fund	December 22, 2007	78.00	43,950
450	Joy Global, Inc.	December 22, 2007	60.00	97,875
385	JPMorgan Chase & Co.	December 22, 2007	45.00	77,000
296	Lehman Brothers Holdings, Inc.	December 22, 2007	65.00	75,480
357	McDonald’s Corp.	December 22, 2007	60.00	17,850
86	MGM Mirage	December 22, 2007	90.00	14,405
333	Microsoft Corp.	January 19, 2008	35.00	29,304
400	Microsoft Corp.	December 22, 2007	37.50	2,400
160	Monsanto Co.	January 19, 2008	100.00	104,000
286	Nike, Inc.	December 22, 2007	65.00	65,065
278	Nordstrom, Inc.	December 22, 2007	40.00	4,865
71	Oil Service HOLDRs Trust	December 22, 2007	190.00	28,577
187	PepsiCo, Inc.	December 22, 2007	75.00	47,685
601	Pfizer, Inc.	January 19, 2008	25.00	24,040
309	Pharmaceutical HOLDRs Trust	January 19, 2008	85.00	27,037
319	Procter & Gamble Co.	January 19, 2008	75.00	47,850
278	Qualcomm, Inc.	December 22, 2007	42.50	13,483
215	Rockwell Collins, Inc.	December 22, 2007	75.00	9,675
55	Schlumberger Ltd.	December 22, 2007	95.00	11,413
200	SPDR Trust Series 1	December 22, 2007	154.00	16,900
90	Target Corp.	January 19, 2008	60.00	36,450
99	Target Corp.	December 22, 2007	62.50	14,108
59	United Technologies Corp.	January 19, 2008	75.00	15,340
217	United Technologies Corp.	December 22, 2007	80.00	2,712
158	Verizon Communications, Inc.	December 22, 2007	45.00	6,320
38	Verizon Communications, Inc.	December 22, 2007	42.50	5,890
280	Wachovia Corp.	January 19, 2008	45.00	42,700
142	Walt Disney Co. (The)	January 19, 2008	32.50	21,300
284	Walt Disney Co. (The)	January 19, 2008	35.00	13,490
483	Wells Fargo & Co.	December 22, 2007	32.50	60,375
253	Wells Fargo & Co.	January 19, 2008	32.50	48,070
429	Williams Cos., Inc.	January 19, 2008	35.00	57,915
52	Zimmer Holdings, Inc.	December 22, 2007	65.00	7,410
53	Zimmer Holdings, Inc.	December 22, 2007	70.00	1,193
	Total Call Options Written (Premiums received $2,977,561)			2,444,275
	Put Options Written (a)
770	Standard and Poors 500 Index	December 22, 2007	1,350.00	286,438
	(Premiums received $976,360)
	Total Options Written (Premiums received $3,953,921)			$2,730,713

(a)	Non-income producing security.

See notes to financial statements.

Annual Report | November 30, 2007 | 11

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Assets and Liabilities | November 30, 2007

Assets
Investments, at value (cost $117,569,256)	$119,776,063
Receivable for securities sold	2,933,357
Dividends receivable	226,233
Interest receivable	98,258
Other assets	5,676

Total assets	123,039,587

Liabilities
Payable for securities purchased	5,498,349
Options written, at value (premiums received of $3,953,921)	2,730,713
Net unrealized depreciation on swap	723,327
Advisory fee payable	92,975
Administration fee payable	2,556
Due to custodian	395
Accrued expenses	75,271

Total liabilities	9,123,586

Net Assets	$113,916,001

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 5,705,240 shares issued and outstanding	$57,052
Additional paid-in capital	108,685,032
Accumulated net realized gain on investments, options, and swaps	2,393,107
Accumulated net unrealized appreciation on investments, options, and swaps	2,706,688
Accumulated undistributed net investment income	74,122

Net Assets	$113,916,001

Net Asset Value (based on 5,705,240 common shares outstanding)	$19.97

See notes to financial statements.

12 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Operations | For the year ended November 30, 2007

Investment Income
Dividends (net of foreign withholding taxes of $81)	$1,453,967
Interest	343,074

Total Income		$1,797,041

Expenses
Advisory fee	1,117,127
Trustees’ fees and expenses	137,153
Professional fees	132,090
Custodian fee	68,678
Printing expense	56,099
Fund accounting	41,609
Administration fee	30,721
NYSE listing fee	21,334
Transfer agent fee	17,226
Insurance	17,006
Miscellaneous	12,468

Total expenses		1,651,511

Net investment income		145,530

Realized and Unrealized Gain on Investments and Options
Net realized gain on:
Investments		4,962,177
Options		6,031,678
Swaps		322,818
Net change in unrealized appreciation/depreciation on:
Investments		2,812,058
Options		28,332
Swaps		(723,327)

Net realized and unrealized gain		13,433,736

Net Increase in Net Assets Resulting from Operations		$13,579,266

See notes to financial statements.

Annual Report | November 30, 2007 | 13

HCE | Fiduciary/Claymore Dynamic Equity Fund

Statement of Changes in Net Assets |

	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$145,530	$(409,823)
Net realized gain on investments, options, and swap transactions	11,316,673	10,851,985
Net change in unrealized appreciation (depreciation) on investments, options, and swap transactions.	2,117,063	(2,805,415)

Net increase in net assets resulting from operations	13,579,266	7,636,747

Distributions to Shareholders
From and in excess of net investment income	(9,698,908)	(9,698,908)

Total increase/(decrease) in net assets	3,880,358	(2,062,161)
Net Assets
Beginning of period	110,035,643	112,097,804

End of period (including accumulated net investment income of $74,122 and $0, respectively)	$113,916,001	$110,035,643

See notes to financial statements.

14 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Year Ended November 30, 2007	For the Year Ended November 30, 2006	For the Period April 29, 2005* through November 30, 2005
Net asset value, beginning of period	$19.29	$19.65	$19.10	(b)
Investment operations
Net investment income (loss)(a)	0.03	(0.07)	(0.02)
Net realized and unrealized gain on investments and options	2.35	1.41	1.46

Total from investment operations	2.38	1.34	1.44

Distributions from and in excess of net investment income	(1.70)	(1.70)	(0.85)

Offering expenses charged to paid-in capital	—	—	(0.04)

Net asset value, end of period	$19.97	$19.29	$19.65

Market value, end of period	$17.08	$18.83	$17.72

Total investment return (c)
Net asset value	12.87%	7.14%	7.37%
Market value	(0.55)%	16.31%	(7.36)%
Ratios and supplemental data
Net assets, end of period (thousands)	$113,916	$110,036	$112,098
Ratio of net expenses to average net assets	1.48%	1.49%	1.54	%(d)
Ratio of net investment income (loss) to average net assets	0.13%	(0.37)%	(0.17	)%(d)
Portfolio turnover rate	151%	136%	232%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized for 2005.

See notes to financial statements.

Annual Report | November 30, 2007 | 15

HCE | Fiduciary/Claymore Dynamic Equity Fund

Notes to Financial Statements |

Note 1 – Organization:

Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund’s investment objective will be achieved.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Exchange-traded options are valued at the mean between the bid and asked prices on the principal exchange on which it was traded. If not traded, they are valued at the mean of the bid and asked prices. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund may also pursue its option strategy (with respect to 25% of its total assets) through writing covered call-on-call option positions. In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase of a call option, and simultaneously sells an option on the same security at a higher exercise price.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received for the option. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Variance Swaps

A variance swap is an instrument which allows counterparties to trade future realized volatility of an underlying asset against its current implied volatility. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Once a variance swap contract is closed, the net amount received or paid is recorded as realized gain/loss on swaps. During the period the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

During the period, the Fund entered into S&P 500 Index variance swap transactions. With respect to these variance swaps, the Fund will receive an amount of cash if the actual realized volatility of the S&P 500 Index, based on daily closing prices over the life of the contract, is lower than the original strike price. The Fund will pay the counterparty if the actual realized volatility of the S&P 500 Index, over the life of the contract, is higher than the original strike price.

Details of the swap agreement outstanding as of November 30, 2007 were as follows:

Counterparty	Description	Termination Date	Unrealized Depreciation
Bank of America	S&P 500 Volatility	12/21/2007	($723,327)

(e) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income, and short-term capital gains. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gain to accumulated undistributed net investment income. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund’s “Sub-Adviser”), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers

16 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund | Notes to Financial Statements continued

required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily Managed Assets.

Under a separate Fund Administration agreement the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at an annual rate set forth below as a percentage of the average daily managed assets:

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

The Bank of New York (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser and Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference primarily relating to a distribution of capital gains for tax purposes in the amount of $9,627,500 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

Information on the tax components of investments, excluding written options as of November 30, 2007 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Undistributed Ordinary Income	Other Temporary Differences
$117,685,005	$6,479,986	($4,388,928)	$2,091,058	$3,272,900	($190,041)

The differences between book basis and tax basis unrealized appreciation/(depreciation) are attributable to the deferral of losses for tax purposes on wash sales and straddle losses.

For the year ended November 30, 2007, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $8,846,313 of ordinary income and $852,595* of long-term capital gain. For the year ended November 30, 2006, the tax character of distributions paid was $9,698,908 of ordinary income.

*	The Fund designates this distribution as long-term capital gains according to IRC Section 852(b)(3)(c)

Note 5 – Investments and Options Written:

For the year ended November 30, 2007, purchases and sales of investments, excluding written options and short-term securities were $172,092,196 and $165,777,347, respectively.

The Fund entered into written option contracts during the year ended November 30, 2007. Details of the transactions were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	25,950	$3,054,897
Options written during the period	255,337	34,329,972
Options expired during the period	(42,141)	(3,721,857)
Options closed during the period	(217,206)	(29,574,695)
Options assigned during the period	(1,117)	(134,396)

Options outstanding, end of period	20,823	$3,953,921

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding. There were no transactions in common shares during the year ended November 30, 2007.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. As of November 30,2007, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

Annual Report | November 30, 2007 | 17

HCE | Fiduciary/Claymore Dynamic Equity Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Fiduciary/Claymore Dynamic Equity Fund

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Dynamic Equity Fund (the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2005 (commencement of investment operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore Dynamic Equity Fund at November 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2005 (commencement of investment operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2008

18 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,382,907 was received by the Fund through November 30, 2007. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,392,217 of investment income qualifies for the dividends-received deduction.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2007.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on July 18, 2007. Common shareholders voted on approving a new sub-advisory agreement among the Fund, Claymore Advisors, LLC and Fiduciary Asset Management, LLC and the election of Trustees.

With regard to the approval of a new sub-advisory agreement:

# of Shares
In Favor:	2,518,177
Against:	116,531
Abstain:	128,050
Broker Non-votes:	978,177

With regard to the election of the following Class II Trustees by common shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Joseph E. Gallagher, Jr.	3,598,077	142,858
Howard H. Kaplan	3,594,166	146,769
Ronald A. Nyberg	3,594,112	146,823

The other Trustees of the Fund whose terms did not expire in 2007 are Randall C. Barnes, Nicholas Dalmaso, Robert B. Karn III, John M. Roeder and Ronald E. Toupin, Jr.

Trustees

The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2005	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	47	None.
Howard H. Kaplan Year of birth: 1969 Trustee	Since 2005	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation. Partner of Stinson Morrison Hecker, LLP	2	None.
Robert B. Karn III Year of birth: 1942 Trustee	Since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.
John M. Roeder Year of birth: 1943 Trustee	Since 2005	Financial consultant (1999-present). Formerly, Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Office Managing Partner Arthur Andersen, LLP.	2	Director, LMI Aerospace.
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2005	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	None.

Annual Report | November 30, 2007 | 19

HCE | Fiduciary/Claymore Dynamic Equity Fund | Supplemental Information | (unaudited) continued

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2005	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2007-present). Formerly, Senior Managing Director and General Counsel of Claymore Group Inc.,Claymore Advisors, LLC and Claymore Securities, Inc. (2001-2007). Assistant General Counsel, John Nuveen and Co., Inc. (asset manager) (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	50	None
Joseph E. Gallagher, Jr. †† 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of birth: 1957 Trustee	Since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics.	2	Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

– Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

– Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

– Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr.Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

††	Mr.Gallagher is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund’s Sub-Adviser.

Officers

The Officers of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2005	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003). Managing Director, FrontPoint Partners LLC (2001-2002).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Group Inc. (2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2007	Assistant Vice President, Attorney of Claymore Advisors, LLC (2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk for the Idaho State Courts (2003-2007).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2005	Vice President, Fund Administration of Claymore Group Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa J. Nguyen Year of Birth: 1978 Assistant Secretary	Since 2005	Vice President, Assistant General Counsel of Claymore Group Inc. (2005-present). Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Matthew J. Patterson Year of Birth: 1971 Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Group Inc. (2006-present). Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd. (2005-2006). Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank Of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank Of New York, P.O. Box 463, East Syracuse, New York 13057-0463, Attention: Shareholder Services Department, Phone Number: (800) 701-8178.

Annual Report | November 30, 2007 | 21

HCE | Fiduciary/Claymore Dynamic Equity Fund

Investment Management Agreement Contract Re-approval | (unaudited)

On October 15, 2007, the Board of Trustees (the “Board”) of the Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) including the Independent Trustees (those trustees who are not interested persons as defined by the Investment Company Act of 1940, as amended), on the recommendation of the Nominating and Governance Committee (referred to as the “Committee” and consisting solely of those trustees who are not interested persons as defined by the Investment Company Act of 1940) of the Board of the Fund, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Fund and Claymore Advisors, LLC (“Adviser”) and (2) the investment management agreement (“Investment Management Agreement”) among the Adviser, the Fund and Fiduciary Asset Management, LLC (“Sub-Adviser”). (The Investment Advisory Agreement and the Investment Management Agreement are together referred to as the “Advisory Agreements.”) As part of its review process, the Committee was represented by independent legal counsel. The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel. The Committee members also met with the Chief Executive Officer of the Adviser for a discussion of the Adviser’s strategic business plans. The Board had previously received, throughout the year, Board meeting information regarding performance and operating results of the Fund.

In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance policies and procedures adopted by each of the Adviser and the Sub-Adviser.

Based upon its review, the Board and the Committee concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement

With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other registered funds for which it serves as investment adviser. The Board reviewed financial information regarding the Adviser and its parent company and considered the parent company’s guaranty of the Adviser’s obligations under the Investment Advisory Agreement. The Board also considered the secondary market support services provided by the Adviser to the Fund. The Board considered the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight and monitoring of the Sub-Adviser’s portfolio management team. Specifically, the Board noted the ongoing oversight activities performed by the Adviser, including on-site diligence visits and regular monitoring of compliance with policies and procedures and with the Fund’s investment parameters as described in its prospectus and statement of additional information. After considering these factors, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

The Board considered the Fund’s investment performance by reviewing the Fund’s total return on both a net asset value and market price basis for the three month, six month, one year and since inception (April 26, 2005) periods ended August 31, 2007 and compared it to comparable performance of a peer group of closed-end funds (“peer group of funds”) that, similar to the Fund, invest a majority of assets in equity securities and write call options, as well as a

22 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund | Investment Advisory Agreement and Investment Management Agreement Contract Re-approval (unaudited) continued

sub-set of those funds that invest in domestic equity securities and write call options, for the same time periods. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective. The Board also considered that the Adviser does not directly control investment performance but had delegated such duties to the Sub-Adviser. The Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance and efforts to seek the Fund’s investment objective, and that the Adviser’s performance was satisfactory.

The Board compared the Fund’s advisory fee (which includes the subadvisory fee paid to the Sub-Adviser) and expense ratio to a subset of the peer group of funds (consisting of funds primarily invested in domestic securities) and to the advisory fee that the Adviser charges to other closed-end funds for which it serves as adviser. The Board also reviewed the mean and median advisory fees and expense ratios of the domestic subset of the peer group of funds. The Board concluded that the Fund’s advisory fee was reasonable.

With respect to the costs of services to be provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated direct and indirect costs the Adviser incurred in providing advisory services to the Fund, including paying the management fee to the Sub-Adviser, and concluded that the profitability was not unreasonable.

The Board considered the extent to which economies of scale could be realized with respect to the management of the Fund as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that, by design, closed-end funds’ assets remain relatively fixed and therefore economies of scale in such funds are typically not obtained through growth in assets. Because of the nature of closed-end funds, the Board does not expect the Fund to grow significantly in the next twelve months. The Board also considered the Fund’s asset level. The Board also considered the Adviser’s statement that, although it has greater assets under management as a result of offering new products, it also has increased staff and upgraded systems and as a result, it anticipates neither economies of scale nor increased cost of services to the Fund. Therefore, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the advisory services at the time the Advisory Agreement was being reviewed.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator provides it with additional revenue and concluded that the advisory fee was reasonable taking into account any benefits from such administration agreement. In reaching the conclusion that the advisory fee was reasonable, the Board also considered the Adviser’s statement that it benefits from its association with the Sub-Adviser, which has opened up other business opportunities to the Adviser with the Sub-Adviser and may continue to do so in the future.

Investment Management Agreement

With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience, good reputation and skills of the Sub-Adviser’s portfolio management and other key personnel. The Board reviewed information regarding the Sub-Adviser’s financials and ongoing business strategies. The Board also considered the Sub-Adviser’s success in achieving the Fund’s investment objective of providing a high level current income and current gains and, to a lesser extent, capital appreciation through the Fund’s distribution of a dividend equating to an annualized yield of 8.5% of the Fund’s initial offering price. The Board concluded that the Sub-Adviser was qualified to provide the services under the Investment Management Agreement.

Annual Report | November 30, 2007 | 23

HCE | Fiduciary/Claymore Dynamic Equity Fund | Investment Advisory Agreement and Investment Management Agreement Contract Re-approval (unaudited) continued

In evaluating investment performance, the Board reviewed the Fund’s investment performance on a total return net asset value basis relative to the S & P 500, CBOE Buy/Write (BXM) and Lehman Brothers Aggregate Bond indices over relevant time periods along with the Sub-Adviser’s efforts in meeting the Fund’s objective. The Board noted that the Fund had outperformed these indices during the relevant time periods and that the Fund’s investment performance was strong relative to the peer group of funds over the same time periods. The Board also considered that the Sub-Adviser’s management of the Fund’s portfolio had produced an 8.5% distribution rate consistent with the Fund’s primary investment objective of income distribution. With respect to the Fund’s market price performance, the Board noted that the Fund’s shares were trading at a larger discount than most of the peer funds, but that over the relevant time periods performance based upon a market price total return basis had been positive. The Board concluded that the Fund had performed well over the relevant time periods and that the Sub-Adviser’s investment performance met expectations.

The Board reviewed the subadvisory fee paid by the Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to other clients. In addition, the Board considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client to which it provides comparable services to those it provides to the Fund. The Board concluded that the subadvisory fee was reasonable. With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under the Investment Management Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under the Investment Management Agreement and concluded that the profitability was not unreasonable.

The Board reviewed the extent to which economies of scale with respect to the subadvisory services provided to the Fund would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the Sub-Adviser’s statement that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets, and that the Sub-Adviser anticipates its expenses relating to providing services to the Fund to remain approximately the same over the next year. The Board also considered the Fund’s small size. Given these factors, the Board concluded that the Fund is unlikely to realize any significant economies of scale with respect to the subadvisory services at the time the Investment Management Agreement was being reviewed.

The Board considered other benefits derived by the Sub-Adviser from its relationship with the Fund, including the Sub-Adviser’s use of soft dollars and the Sub-Adviser’s other business relationships with the Adviser. The Board noted that the Sub-Adviser receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Fund and may be used for the benefit of other clients of the Sub-Adviser. The Board concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board and the Committee determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of the Fund.

24 | Annual Report | November 30, 2007

HCE | Fiduciary/Claymore Dynamic Equity Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser and Administrator
Randall C. Barnes Nicholas Dalmaso* Joseph E. Gallagher, Jr.* Howard H. Kaplan Robert B. Karn III Ronald A. Nyberg John M. Roeder Ronald E. Toupin, Jr.

Nicholas Dalmaso

Chief Executive Office and

Chief Legal Officer

Steven M. Hill

Chief Accounting Officer,

Chief Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

Mark E. Mathiasen

Secretary

Jim Howley

Assistant Treasurer

Melissa Nguyen

Assistant Secretary

Matthew J. Patterson

Assistant Secretary

Claymore Advisors, LLC Lisle, Illinois

Investment Sub-Adviser

Fiduciary Asset Management, LLC

St. Louis, Missouri

Accounting Agent, Custodian and Transfer Agent

The Bank of New York NewYork, NewYork

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Fiduciary/Claymore Dynamic Equity Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders

Questions concerning your shares of Fiduciary/Claymore Dynamic Equity Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11W New York, New York 10286; (866) 488-3559.

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling the Fund at (888) 991-0091 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In September 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | November 30, 2007 | 25

HCE | Fiduciary/Claymore Dynamic Equity Fund

About the Fund Managers |

Fiduciary Asset Management, LLC

Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. Fiduciary currently supervises and manages approximately $18.2 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, four exchange-listed closed-end funds and three hedge funds. Fiduciary also manages two open-end mutual funds.

Investment Philosophy

Fiduciary believes that investment decisions should always be guided by a disciplined, risk-aware strategy that seeks to add value in all market environments. Their unique investment philosophy is multifaceted, utilizing macroeconomic analysis, disciplined security selection, cost-controlled trading procedures, continuous risk analysis and an unwavering focus on achieving shareholder objectives.

Investment Process

The managers employ a disciplined three-step investment process that seeks to build a solid core equity portfolio with an actively managed options strategy overlay.

1.	Build an underlying portfolio of stocks by utilizing Fiduciary’s disciplined core equity process.

2.	Develop a unique covered call writing strategy that is created based on the equity portfolio and then implemented.

3.	Monitor the fund through active management and by employing a proprietary risk management model.

26 | Annual Report | November 30, 2007

Fiduciary Asset Management, LLC	Claymore Securities, Inc.
8112 Maryland Ave.	2455 Corporate West Drive
Suite 400	Lisle, IL 60532
St. Louis, MO 63105	Member FINRA/SIPC

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, there were no amendments to any provisions of the registrant’s Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by the report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn, III. Mr. Karn is an “independent” Trustee. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principles (“GAAP”) in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the year ended November 30, 2007, for professional services rendered by the principal accountant for the audit were approximately $35,000. The aggregate fees billed for the year ended November 30, 2006 for professional services rendered by the principal accountant were approximately $33,000.

b). Audit-Related Fees: the aggregate fees billed for the year ended November 30, 2007, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $0. The Audit-Related fees for the year ended November 30, 2006 were $0.

c). Tax Fees: the aggregate fees billed for the year ended November 30, 2007, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were approximately $6,000. The Tax fees for the year ended November 30, 2006 were approximately $6,000.

d). All Other Fees: the aggregate fees billed for the year ended November 30, 2007, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other fees for the year ended November 30, 2006 was $0.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for both the year ended November 30, 2007 and the year ended November 30, 2006 was $0.

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John M. Roeder, and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Mohammed Riad and K. Timothy Swanson are primarily responsible for the day-to-day management of the registrant’s portfolio. The following provides information regarding the portfolio managers as of November 30, 2007:

Name	Since	Professional Experience
Mohammed Riad	Since 2005	Mr. Riad joined Fiduciary Asset Management in 1999 and has over 15 years of investment industry experience. He is a member of the portfolio management team and serves as senior portfolio manager for FAMCO’s institutional and hedged large-cap equity strategies, as well as closed-end and open-end funds. Additionally, Mr. Riad has been instrumental in the development of industry-leading large scale derivatives strategies. He is actively involved with FAMCO’s Strategy Committee’s macroeconomic assessment and top-down approach to portfolio management.

K. Timothy Swanson	Since 2005	Mr. Swanson performs quantitative and qualitative research and holds portfolio management duties for FAMCO’s large-cap institutional equity strategies. He implements portfolio management decisions for hedged equity institutional portfolios, as well as closed-end and open-end funds. Mr. Swanson provides the Strategy Committee with statistical and quantitative analysis of macroeconomic, sector, industry, and company-specific recommendations and supporting data. He assists in designing, structuring, and managing FAMCO’s quantitative research effort.

(a) (2) (i-iii) Other accounts managed. Fiduciary Asset Management, LLC does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of November 30, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
Mohammed Riad	0	$0	2	$17 mil	47	$6,254 mil
K. Timothy Swanson	0	$0	1	$7 mil	44	$5,373 mil

(a) (2) (iv) Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager’s focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Fiduciary and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Fiduciary acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

Fiduciary and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a) (3) Compensation Structure. The primary portfolio managers’ compensation consists of the following elements:

•

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon their experience and responsibilities through the use of independent compensation surveys of the investment management industry.

•

Annual Bonus. The portfolio manager’s annual bonus is determined by the CEO of Fiduciary pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from Fiduciary’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffrey Companies stock.

•	The Primary portfolio managers also participate in benefit plans and programs generally available to all employees.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Fiduciary Asset Management, LLC Portfolio Managers as of November 30, 2007:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Mohammed Riad	$10,001 - $50,000
K. Timothy Swanson	None

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter for the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: February 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date: February 4, 2008

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date: February 4, 2008